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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): June 26, 1998

                                 DAOU SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)


               0-22073                                330284454

        (Commission File Number)            (IRS Employer Identification No.)



                 5120 Shoreham Place, San Diego, California  92122
            (Address of principal executive offices, including zip code)

                                 (619) 452-2221
                (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     The registrant incorporates by reference herein the press release dated June 26, 1998, attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (i)  Exhibit 99.1
          Press Release dated June 26, 1998.


                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 6, 1998               DAOU SYSTEMS, INC.



                                   By:  /s/ DANIEL J. DAOU
                                       ------------------------------
                                       Daniel J. Daou, President